SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James C. Baillie, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Nancy L. Conlin, Philip K. Polkinghorn, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/James C. Baillie
__________________________________
James C. Baillie

Dated: July 25, 2003

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Gary Corsi, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Nancy L. Conlin, Philip K. Polkinghorn, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ Gary Corsi
__________________________________
Gary Corsi

Dated: July 24, 2003

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Leila Heckman, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Nancy L. Conlin, Philip K. Polkinghorn, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ Leila Heckman
__________________________________
Leila Heckman

Dated: July 24, 2003

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Donald B. Henderson, Jr., whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Nancy L. Conlin, Philip K. Polkinghorn, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ Donald B. Henderson, Jr.
__________________________________
Donald B. Henderson, Jr.

Dated: July 24, 2003

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that David D. Horn, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Nancy L. Conlin, Philip K. Polkinghorn, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ David D. Horn
__________________________________
David D. Horn

Dated: July 24, 2003

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James A. McNulty, III, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Nancy L. Conlin, Philip K. Polkinghorn, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ James A. McNulty, III
__________________________________
James A. McNulty, III

Dated: July 24, 2003

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Peter R. O'Flinn, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Nancy L. Conlin, Philip K. Polkinghorn, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ Peter R. O'Flinn
__________________________________
Peter R. O'Flinn

Dated: July 23, 2003

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fioravante G. Perrotta, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Nancy L. Conlin, Philip K. Polkinghorn, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ FioravanteG. Perrotta
__________________________________
Fioravante G. Perrotta

Dated: July 24, 2003

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that S. Caesar Raboy, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Nancy L. Conlin, Philip K. Polkinghorn, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ S. Caesar Raboy
__________________________________
S. Caesar Raboy

Dated: July 24, 2003

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Robert C. Salipante, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Nancy L. Conlin, Philip K. Polkinghorn James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ Robert C. Salipante
__________________________________
Robert C. Salipante

Dated: July 24, 2003

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Barbara Z. Shattuck, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Nancy L. Conlin, Philip K. Polkinghorn James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ Barbara Z. Shattuck
__________________________________
Barbara Z. Shattuck

Dated: July 25, 2003

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that David K. Stevenson, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Nancy L. Conlin, Philip K. Polkinghorn, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ David K. Stevenson
__________________________________
David K. Stevenson

Dated: July 24, 2003

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Donald A. Stewart, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Nancy L. Conlin, Philip K. Polkinghorn, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ Donald A. Stewart
__________________________________
Donald A. Stewart

Dated: July 24, 2003

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that William W. Stinson, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Nancy L. Conlin, Philip K. Polkinghorn, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ William W. Stinson
__________________________________
William W. Stinson

Dated: July 23, 2003

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that C. James Prieur, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Nancy L. Conlin, Philip K. Polkinghorn, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ C. James Prieur
__________________________________
C. James Prieur

Dated: July 24, 2003